PAGE 1
IDS
Diversified Equity Income Fund
1995 annual report
(prospectus enclosed)

(icon of) 4 puzzle pieces

The primary goal of IDS Diversified Equity Income Fund, a part of IDS Investment Series, Inc., is to provide a high level of income. Its secondary goal is to provide capital growth. The Fund invests mainly in dividend-paying stocks.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by
American Express Financial Advisors Inc.
PAGE 2

(icon of) 4 puzzle pieces

Dual-purpose stocks

Some of the most successful investments over the years have been stocks that reward investors in two ways - through growth in the value of the share price as well as through payment of regular dividend income. Diversified Equity Income sets its sights on stocks that can provide this double-barreled benefit. the fund takes advantage of opportunities across various industries, among different types of securities and in markets throughout the world to find investments that meet its combination growth-and-dividend requirement.
PAGE 3

Contents

1995 annual report

(to the left of the table of contents in italics)
The purpose of this annual report is to tell investors how the Fund performed.

From the president                                4
From the portfolio managers                       4
Ten largest holdings                              6
Making the most of your Fund                      7
Long-term performance                             8
Independent auditors' report                      9
Financial statements                             10
Notes to financial statements                    13
Investments in securities                        23
IDS mutual funds                                 28
Federal income tax information                   31

(icon of) 2 open folders in the left margin

1995 prospectus

(to the left of the table of contents in italics)
The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

The Fund in brief
Goal                                              3p
Types of Fund investments and their risks         3p
Proposed conversion to master/feeder structure    3p
Manager and distributor                           3p
Portfolio managers                                3p
Alternative purchase arrangements                 3p

Sales charge and Fund expenses                    4p

Performance
Financial highlights                              6p
Total returns                                     8p

Investment policies and risks
Facts about investments and their risks          11p
Valuing Fund shares                              16p

How to purchase, exchange or redeem shares
Alternative purchase arrangements                17p
How to purchase shares                           20p
How to exchange shares                           22p
How to redeem shares                             22p
Reductions and waivers of the sales charge       27p

Special shareholder services
Services                                         31p
Quick telephone reference                        31p

Distributions and taxes
Dividend and capital gain distributions          32p
Reinvestments                                    32p
Taxes                                            33p
How to determine the correct TIN                 35p

How the Fund is  organized
Shares                                           36p
Voting rights                                    36p
Shareholder meetings                             36p
Special considerations regarding
master/feeder structure                          37p
Directors and officers                           39p
Investment manager and transfer agent            41p
Distributor                                      42p

About American Express Financial Corporation
General information                              43p

Appendices
Descriptions of corporate bond ratings           44p
Descriptions of derivative instruments           46p

(at bottom of page in italics)
(This annual report is not part of the prospectus.)
PAGE 4
To our shareholders

(on top left side, picture, William R. Pearce, President of the Fund)

(in middle left side, picture, Keith Tufte, Portfolio manager)

From the President

As I indicated in the Fund's previous reports, new agreements between the Fund and American Express Financial Corporation (AEFC) were approved by shareholders in November 1994. The new agreements became effective when the Fund began offering multiple classes of shares on March 20, 1995.

The advantage of offering more than a single class of shares is that investors may choose how they wish to pay sales charges. A portion of these charges compensates your American Express financial advisor (formerly called your IDS planner), who is committed to providing you with outstanding services.

Adding new classes of mutual fund shares does make the presentation of financial information in this report more complex. However, we will continue our effort to make the reports easier to read and understand. Meanwhile, your American Express financial advisor is available to answer your questions.

(signed)
William R. Pearce

From the portfolio manager

The best sustained rally by the stock market in several years set the stage for improving performance by IDS Diversified equity Income fund during the past fiscal year. Most of the rebound occurred last spring and summer, and it propelled the Fund well into the plus column for the entire 12 months.

As was true throughout 1994, volatility continued to dominate the stock market early in the fiscal period. this was a reflection of an ongoing tug-of-war between the favorable forces of low inflation and good corporate profits and the negative influence of higher interest rates. In the fall of 1994, the interest-rate trend was winning, resulting in a decline for the Fund.

Three segments of the portfolio were particularly affected during that time -- REITs (real estate investment trusts), banks and foreign stocks. The first two suffered at the hands of higher interest rates, while our foreign stocks, particularly in latin America, lost ground because of economic and political problems in Mexico that ultimately drove down the value of the peso.

(at bottom of page is the following in italics)
(This annual report is not part of the prospectus.)
PAGE 5
Turnaround begins

The turning point for the U.S. market and the Fund came in December, when long-term interest rates leveled off and, at time, moved lower. That trend lent some much-needed support to the stock market. About the same time, reports of excellent corporate profits began emerging, while news on inflation remained unthreatening. All in all, it was a very positive prescription for rising stock prices, as the roaring rally that ensued over the next several months proved.

Leading the market's advance most of the time were stocks of rapidly growing companies, particularly those in the technology sector. While this Fund's performance got steadily better as the fiscal year progressed, it was no match for those funds heavily invested in the technology issues. In fact, we hold no such stocks in the portfolio because to do so would violate the guidelines of the Fund, the first of which is to provide a high level of income to shareholders.

Emphasis on income, value

That approach necessarily leads us to a very different kind of investment -- usually a large, high-quality company whose stock is selling at what we feel is a bargain price (commonly called a "value" stock) and also pays a generous dividend. the result is a conservative portfolio that aims to provide higher-than-average income with lower-than-average risk of loss of principal should the stock market decline. The trade-off is that the Fund is likely to trail the market during the periods it is racing ahead.

What the market will do in the current fiscal year is, as always, open to speculation. As for this Fund, we're sticking to our less-aggressive style, focusing mainly on high-dividend stocks of solid companies. Should stocks retreat from their lofty level of this fall, we expect this Fund to hold up better than the market as a whole, which would be consistent with our conservative investment approach.

(signed)
Keith Tufte

(the following table down the right side of page)
Class A
12-month performance
(All figures per share)
Net asset value (NAV)
Sept. 30, 1995                $ 7.89
Sept. 30, 1994                $ 7.66
Increase                      $ 0.23

Distributions
Oct. 1, 1994 - Sept. 30, 1995
From income                   $ 0.50
From capital gains            $ 0.10
Total distributions           $ 0.60
Total return**               +11.8%***

Class B
March 20, 1995 - Sept. 30, 1995
(All figures per share)
Net asset value (NAV)
Sept. 30, 1995                $ 7.89
March 20, 1995*               $ 7.13
Increase                      $ 0.76

Distribution
March 20, 1995* - Sept. 30, 1995
From income                   $ 0.17
From capital gains            $  __
Total distributions           $ 0.17
Total return**               +13.1%***

Class Y
March 20, 1995 - Sept 30, 1995
(All figures per share)
Net asset value (NAV)
Sept. 30, 1995                $ 7.89
March 20, 1995*               $ 7.13
Increase                      $ 0.76

Distribution
March 20, 1995* - Sept. 30, 1995
From income                   $ 0.20
From capital gains            $  --
Total distributions           $ 0.20
Total return**               +13.6%***

*Inception date.

**The prospectus discusses the effects of sales charges, if any, on the various classes.

***The total return is a hypothetical investment in the Fund with all distributions reinvested.

(at bottom of page is following in italics)
(This annual report is not part of the prospectus.)

PAGE 6

IDS Diversified Equity Income Fund

Your Fund's ten largest holdings

(pie chart) The ten holdings listed here make up 14.69% of the Fund's net assets
________________________________________________________________________________________________
                                                                  Percent                 Value
                                                    (of Fund's net assets)(as of Sept. 30, 1995)
________________________________________________________________________________________________
General Electric                                                   1.66%             $19,125,000

A diversified company with interest in manufacturing, broadcasting (NBC), financial services and technology.

Royal Dutch Petroleum                                              1.50               17,185,000

A major oil company that includes Royal Dutch (the Dutch version) and Shell Transport (the English version).

Tele Danmark                                                       1.49               17,077,500

The principal provider of domestic and international telephone services in Denmark, with over three million subscriber lines to residences and businesses.

UST                                                                1.48               17,031,875

Product of moist, smokeless tobacco and wines.

Hanson Industries                                                  1.46               16,737,500

A large, diversified industrial conglomerate based in the United Kingdom.

NationsBank                                                        1.43               16,476,250

A bank holding company with a strong presence in North
Carolina, South Carolina, Texas, Virginia, Florida and Georgia.

BankAmerica                                                        1.43               16,465,625

A holding company that owns Bank of America (one of the world's largest banks) and Seattle-First National Bank.

Repsol S.A.                                                        1.42               16,351,250

The major gasoline refiner and marketer in Spain, and is now venturing abroad in a search for oil and gas. The company also has interests in commodity chemicals.

U S WEST                                                           1.42               16,258,125

Provider of telecommunication services to more than 40% of the United States in 14 midwestern and western states.

First Chicago                                                      1.40               16,126,875

A bank holding company whose main business is commercial banking, but with retail banking and credit card operations as well.


Making the most of your fund

Average annual total return
(as of Sept. 30, 1995)

Class A
1 year                      Since inception*
+6.23%                       +15.57%
*Oct. 15, 1990

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Sept. 30, 1995 were +7.79%, +8.06% and +13.56%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging--a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be a effective way to accumulate shares to meet you long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share       Number of shares purchased
Jan         $100           $20           5.00
Feb          100            18           5.56
Mar          100            17           5.88
Apr          100            15           6.67
May          100            16           6.25
June         100            18           5.56
July         100            17           5.88
Aug          100            19           5.26
Sept         100            21           4.76
Oct          100            20           5.00

(to the left of the above table are the following three statements with an arrow from the second statement pointed at the month of Apr and an arrow from the third statement pointed at the month of Sept)

-By investing an equal number of dollars each month...

-you automatically buy more shares when the per share market price is low

-and fewer shares when the per share market price is high.

(continued)
You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

(at bottom of page is following in italics)
(This annual report is not part of the prospectus.)

PAGE 8
Your Fund's long-term performance

Three ways to benefit from a mutual fund:

 .your shares increase in value when the Fund's investments do well

 .you receive capital gains when the gains on investments sold by the Fund exceed losses

 .you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the fund or another fund.

(down the left side of the page is the following)
Assumes:-Holding period from 11/01/90 to 9/30/95. -Returns do not reflect taxes payable on distributions. -Reinvestment of all income and capital gain distributions for the Fund, with a value of $5,548. Also see "Performance" in the Fund's current prospectus.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance; however, the S&P 500 companies are generally larger than those in which the Fund invests.

Lipper Equity Income Index, published by lipper Analytical
Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(Continue)
Class A*

(in the middle of the page there is a graph plotting out the following information)

How your $10,000 has grown in IDS Diversified Equity Income Fund
Average annual total return
(as of Sept. 30, 1995)
1 year                      Since 10/15/90
+6.23%                       +15.57%

*The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Sept. 30, 1995 were +7.79%, +8.06%
and +13.56%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Balanced fund Index. in comparing IDS Mutual to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual securities or mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. past performance is no guarantee of future results.

(at bottom of page the following in italics)
(This annual report if not part of the prospectus.)

Independent auditors' report
___________________________________________________________________

The board of directors and shareholders
IDS Investment Series, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Diversified Equity Income Fund (a series of IDS Investment Series, Inc.) as of September 30, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1995, and the financial highlights for each of the years in the four-year period ended September 30, 1995, and for the period from October 15, 1990 (commencement of operations), to September 30, 1991. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Diversified Equity Income Fund at September 30, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended September 30, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 3, 1995

PAGE 10

                         Financial statements

                         Statement of assets and liabilities
                         IDS Diversified Equity Income Fund
                         Sept. 30, 1995
_____________________________________________________________________________________________________________
                         Assets
______________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
 (identified cost $1,036,962,304)                                                              $1,154,288,088
Dividends and accrued interest receivable                                                           4,342,037
Receivable for investment securities sold                                                          32,987,244
U.S. government securities held as collateral (Note 5)                                             15,395,413
_____________________________________________________________________________________________________________
Total assets                                                                                    1,207,012,782
_____________________________________________________________________________________________________________

                         Liabilities
_____________________________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                                                  24,640,118
Dividends payable to shareholders                                                                      70,930
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 7)                  229,729
Payable for investment securities purchased                                                         7,822,089
Payable upon return of securities loaned (Note 5)                                                  24,872,213
Accrued investment management services fee                                                             32,011
Accrued distribution fee                                                                                1,268
Accrued service fee                                                                                    10,661
Accrued transfer agency fee                                                                             8,907
Accrued administrative services fee                                                                     2,283
Other accrued expenses                                                                                122,304
_____________________________________________________________________________________________________________
Total liabilities                                                                                  57,812,513
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                             $1,149,200,269
_____________________________________________________________________________________________________________

                         Represented by
_____________________________________________________________________________________________________________
Capital stock -- $.01 par value; (Note 1)                                                      $    1,456,700
Additional paid-in capital                                                                      1,054,606,497
Undistributed net investment income                                                                   367,388
Accumulated net realized loss (Notes 1 and 8)                                                     (24,327,501)
Unrealized appreciation of investments and on translation
   of assets and liabilities in foreign currencies (Note 7)                                       117,097,185
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                       $1,149,200,269
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                           $1,091,430,345
                                             Class B                                           $   31,612,698
                                             Class Y                                           $   26,157,226
Net asset value per share of outstanding capital stock: Class A shares 138,347,238             $         7.89
                                                        Class B shares   4,007,132             $         7.89
                                                        Class Y shares   3,315,622             $         7.89

See accompanying notes to financial statements.

PAGE 11
                          Financial statements

                          Statement of operations
                          IDS Diversified Equity Income Fund
                          Year ended Sept. 30, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________
Income:
Dividends (net of foreign taxes withheld of $266,469)                                          $   38,081,058
Dividends earned from affiliate                                                                       182,750
Interest                                                                                           11,107,793
_____________________________________________________________________________________________________________
Total income                                                                                       49,371,601
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                  5,291,578
Distribution fee
 Class A                                                                                              318,377
 Class B                                                                                               60,472
Transfer agency fee                                                                                 1,753,745
Incremental transfer agency fee - Class B                                                               1,652
Service fee
 Class A                                                                                              958,646
 Class B                                                                                               14,111
Administrative services fee                                                                           210,581
Compensation of directors                                                                              30,645
Compensation of officers                                                                               10,640
Custodian fees                                                                                        230,867
Postage                                                                                               142,513
Registration fees                                                                                     403,195
Reports to shareholders                                                                               117,155
Audit fees                                                                                             22,500
Administrative                                                                                          9,197
Other                                                                                                  21,689
_____________________________________________________________________________________________________________
Total expenses                                                                                      9,597,563
   Earnings credits on cash balances (Note 2)                                                         (20,006)
______________________________________________________________________________________________________________
Total net expenses                                                                                  9,577,557
______________________________________________________________________________________________________________
Investment income -- net                                                                           39,794,044
_____________________________________________________________________________________________________________

                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________
Net realized loss on security and foreign currency transactions
   (including gain of $446,076 from foreign currency transactions) (Note 3)                       (25,934,945)
Net realized loss on sale of affiliated securities                                                    (75,149)
Net realized gain on closed or expired option contracts written (Note 6)                            1,179,473
_____________________________________________________________________________________________________________
Net realized loss on investments and foreign currency                                             (24,830,621)
Net change in unrealized appreciation or depreciation of investments
   and on translation of assets and liabilities in foreign currencies                             106,070,195
_____________________________________________________________________________________________________________
Net gain on investments and foreign currency                                                       81,239,574
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                           $  121,033,618
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 12

                          Financial statements

                          Statements of changes in net assets
                          IDS Diversified Equity Income Fund
                          Year ended Sept. 30,

_____________________________________________________________________________________________________________

                          Operations and distributions                                 1995              1994
_____________________________________________________________________________________________________________
Investment income -- net                                                       $ 39,794,044      $ 27,087,887
Net realized gain (loss) on investments and foreign currency                    (24,830,621)       39,681,404
Net change in unrealized appreciation or depreciation of investments
   and on translation of assets and liabilities in foreign currencies           106,070,195       (26,167,681)
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                            121,033,618        40,601,610
_____________________________________________________________________________________________________________
Distributions to shareholders from:
 Net investment income
   Class A                                                                      (37,225,409)      (26,871,792)
   Class B                                                                         (181,960)               --
   Class Y                                                                         (434,055)               --
 Net realized gain
   Class A                                                                      (39,678,584)      (20,616,878)
 Excess distributions of realized gain
   Class A                                                                         (523,553)               --
   Class B                                                                           (9,768)               --
   Class Y                                                                          (11,614)               --
_____________________________________________________________________________________________________________
Total distributions                                                             (78,064,943)      (47,488,670)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 4)
_____________________________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                                      242,586,941       502,336,890
   Class B shares                                                                30,516,349                --
   Class Y shares                                                                29,279,592                --
Reinvestment of distributions at net asset value
  Class A shares                                                                 76,213,964        44,540,693
  Class B shares                                                                    187,686                --
  Class Y shares                                                                    443,647                --
Payments for redemptions
  Class A shares                                                               (202,458,780)      (91,147,458)
  Class B shares (Note 2)                                                          (716,415)               --
  Class Y shares                                                                 (5,962,282)               --
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                          170,090,702       455,730,125
_____________________________________________________________________________________________________________

Total increase in net assets                                                    213,059,377       448,843,065

Net assets at beginning of year                                                 936,140,892       487,297,827
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $367,388 and $378,929) $1,149,200,269                                        $936,140,892
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 13
                         Notes to financial statements

                         IDS Diversified Equity Income Fund

___________________________________________________________________
1. Summary of significant accounting policies

The Fund is a series of IDS Investment Series, Inc. and registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board of directors. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call

PAGE 14
option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

PAGE 15
The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,964,161, and accumulated net realized loss has been decreased by $993,566 resulting in a net reclassification adjustment to increase additional paid-in-capital by $970,595.

Dividends to shareholders

Dividends from net investment income, declared daily and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

PAGE 16
___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement, which ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.14% of average daily net assets.

Also under the terms of a prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account.

During the year ended Sept. 30, 1995, the Fund's custodian and transfer agency fees were reduced by $20,006 as a result of earnings credits from overnight cash balances.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.4% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing- related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

PAGE 17
AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing fund shares were $5,392,426 for Class A and $3,588 for Class B for the year ended Sept. 30, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $1,431 for the year ended Sept. 30, 1995.

___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,070,112,240 and $871,608,878, respectively, for the year ended Sept. 30, 1995. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $86,872 for the year ended Sept. 30, 1995.

___________________________________________________________________
4. Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:
________________________________________________________________________________________
                                    Year ended Sept. 30, 1995                 Year ended
                                                                                 9/30/94
                               Class A        Class B*           Class Y*        Class A
________________________________________________________________________________________
Sold                           33,110,396     4,077,608          4,061,650    65,143,446
Issued for reinvested          10,713,866        24,242             57,935     5,808,815
   distributions
Redeemed                      (27,645,516)      (94,718)          (803,963)  (11,825,092)
_________________________________________________________________________________________
Net increase                   16,178,746     4,007,132          3,315,622    59,127,169
_________________________________________________________________________________________
*Inception date was March 20, 1995.


___________________________________________________________________
5. Lending of portfolio securities

At Sept. 30, 1995, securities valued at $23,995,400 were on loan to brokers. For collateral, the Fund received $9,476,800 in cash and U.S. government securities valued at $15,395,413. Income from securities lending amounted to $139,729 for the year ended Sept. 30, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

PAGE 18
___________________________________________________________________
6. Option contracts written

The number of contracts and premium amounts associated with option contracts written is as follows:

                                   Year ended Sept. 30, 1995
                          _________________________________________
                                Puts                   Calls
                        Contracts   Premium     Contracts   Premium
___________________________________________________________________

Balance Sept. 30, 1994      --    $       --      2,000  $ 219,993
Opened                  22,716     1,245,933      5,000    591,479
Closed                  (8,216)     (520,775)    (3,000)  (464,109)
Exercised               (3,850)     (257,491)    (1,650)  (151,482)
Expired                (10,650)     (467,667)    (2,350)  (195,881)
___________________________________________________________________
Balance Sept. 30, 1995      --    $       --         --  $      --
___________________________________________________________________

___________________________________________________________________
7. Foreign currency contracts

At Sept. 30, 1995, the Fund had entered into a foreign currency exchange contract that obligates the Fund to deliver currency at a specified future date. The gross unrealized depreciation on this contract is included in the accompanying financial statements. The terms of the open contract is as follows:

Exchange date     Currency to be    Currency to be       Unrealized
                    delivered          received        depreciation
___________________________________________________________________
Dec. 14, 1995       9,450,000         14,680,575         $229,729
                  British Pound       U.S. Dollar
___________________________________________________________________

___________________________________________________________________
8. Capital loss carryover

For federal income tax purposes, the Fund has a capital loss carryover of $24,304,930 at Sept. 30, 1995, that will expire in 2003 and 2004 if not offset by subsequent capital gains. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

___________________________________________________________________
9. Illiquid securities

As Sept. 30, 1995, investments in securities included issues that are illiquid. The Fund currently limits investments in illiquid securitities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1995, was $200,904 which represents 0.02% of net assets. Pursuant to guidelines adopted by the Fund's board of directors, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

PAGE 19
___________________________________________________________________
10. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 20

                       Investments in securities

                       IDS Diversified Equity Income Fund                                     (Percentages represent value of
                       Sept. 30, 1995                                                 investments compared to net assets)

Investments in securities
_____________________________________________________________________________________________________________________________

Common stocks (84.4%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Aerospace & defense (2.0%)
Rockwell Intl                                                                           235,000                $   11,103,750
United Technologies                                                                     135,000                    11,930,625
                                                                                                               ______________
Total                                                                                                              23,034,375
_____________________________________________________________________________________________________________________________
Automotive & related (2.1%)
Ford Motor                                                                              425,000 (c)                13,228,125
Genuine Parts                                                                           260,000                    10,432,500
                                                                                                               ______________
Total                                                                                                              23,660,625
_____________________________________________________________________________________________________________________________
Banks and savings & loans (5.6%)
BankAmerica                                                                             275,000                    16,465,625
First Chicago                                                                           235,000                    16,126,875
First Union                                                                             300,000                    15,300,000
NationsBank                                                                             245,000                    16,476,250
                                                                                                               ______________
Total                                                                                                              64,368,750
_____________________________________________________________________________________________________________________________
Beverages & tobacco (4.1%)
Anheuser-Busch                                                                          230,000                    14,346,250
Philip Morris                                                                           190,000                    15,865,000
UST                                                                                     595,000                    17,031,875
                                                                                                               ______________
Total                                                                                                              47,243,125
_____________________________________________________________________________________________________________________________
Building materials (1.2%)
Weyerhaeuser                                                                            295,000                    13,459,375
_____________________________________________________________________________________________________________________________
Chemicals (3.8%)
Dow Chemical                                                                            155,000                    11,547,500
Monsanto                                                                                105,000                    10,578,750
Nalco Chemical                                                                          300,000                    10,237,500
PPG Inds                                                                                250,000                    11,625,000
                                                                                                               ______________
Total                                                                                                              43,988,750
_____________________________________________________________________________________________________________________________
Computers & office equipment (1.2%)
Pitney Bowes                                                                            335,000                    14,070,000
_____________________________________________________________________________________________________________________________
See accompanying notes to investments in securities.

Energy (6.0%)
Amoco                                                                                   240,000                    15,390,000
Exxon                                                                                   180,000                    13,005,000
Mobil                                                                                   140,000                    13,947,500
Total                                                                                   495,000                    14,911,875
Ultramar                                                                                475,000                    11,281,250
                                                                                                               ______________
Total                                                                                                              68,535,625
_____________________________________________________________________________________________________________________________
Financial services (1.5%)
Federal Natl Mtge                                                                        90,000                     9,315,000
United Asset Management                                                                 200,000                     8,025,000
                                                                                                               ______________
                                                                                                                   17,340,000
_____________________________________________________________________________________________________________________________
Food (1.0%)
ConAgra                                                                                 295,000                    11,689,375
_____________________________________________________________________________________________________________________________

PAGE 21
Health care (5.3%)
Amer Home Products                                                                      150,000                    12,731,250
Bristol-Myers Squibb                                                                    160,000                    11,660,000
Lilly (Eli)                                                                             145,000                    13,031,875
Merck                                                                                   205,000                    11,480,000
Warner Lambert                                                                          120,000                    11,430,000
                                                                                                               ______________
Total                                                                                                              60,333,125
_____________________________________________________________________________________________________________________________
Health care services (2.0%)
LTC Properties                                                                          365,000                     5,292,500
Nationwide Health                                                                       125,000                     5,125,000
Omega Healthcare Investors                                                              210,000                     5,617,500
US Healthcare                                                                           200,000                     7,075,000
                                                                                                               ______________
Total                                                                                                              23,110,000
_____________________________________________________________________________________________________________________________
Household products (1.3%)
Clorox                                                                                  210,000                    14,988,750
_____________________________________________________________________________________________________________________________
Industrial machines & services (0.9%)
General Signal                                                                          370,000                    10,822,500
_____________________________________________________________________________________________________________________________
Industrial transportation (1.7%)
Norfolk Southern                                                                        130,000                     9,717,500
Union Pacific                                                                           145,000                     9,606,250
                                                                                                               ______________
Total                                                                                                              19,323,750
_____________________________________________________________________________________________________________________________
Insurance (3.9%)
Amer General                                                                            410,000                    15,323,750
Lincoln Natl                                                                            340,000                    16,022,500
Marsh & McLennan                                                                        155,000                    13,620,625
                                                                                                               ______________
Total                                                                                                              44,966,875
_____________________________________________________________________________________________________________________________
Media (3.0%)
Gannett                                                                                 220,000                    12,017,500
Knight-Ridder                                                                           180,000                    10,552,500
McGraw-Hill                                                                             140,000                    11,445,000
                                                                                                               ______________
Total                                                                                                              34,015,000
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (1.7%)
General Electric                                                                        300,000                    19,125,000
_____________________________________________________________________________________________________________________________
Paper & packaging (1.9%)
Kimberly-Clark                                                                          170,000                    11,411,250
Union Camp                                                                              185,000                    10,660,625
                                                                                                               ______________
Total                                                                                                              22,071,875
_____________________________________________________________________________________________________________________________
Real estate (8.4%)
Bay Apartment                                                                            73,000                     1,569,500
Beacon Office Property                                                                  200,000                     4,275,000
Cali Realty                                                                             265,000                     5,366,250
Equity Residential                                                                      190,000                     5,723,750
Felcor Hotel                                                                            145,000                     4,350,000
Gable Residential Trust                                                                 180,000                     4,050,000
Highwood Property                                                                       185,000                     4,879,375
Home Properties                                                                         160,000                     2,720,000
Manufactured Home Communities                                                           280,000                     4,830,000
Merry Land & Investment                                                                 200,000                     4,225,000
Mid-Amer Apart Communities                                                              215,000                     5,321,250
Oasis                                                                                   225,000                     5,062,500
RFS Hotel Investors                                                                     530,000                     8,082,500
ROC Communities                                                                         235,000                     5,434,375
South West Property Trust                                                               365,000                     4,653,750
Storage Trust Realty                                                                    220,000                     4,482,500
Storage USA                                                                             235,000                     7,255,625
Summit Properties                                                                       200,000                     3,775,000
Sun Communities                                                                         200,000                     5,200,000
Wellsford                                                                               250,000                     5,343,750
                                                                                                               ______________
Total                                                                                                              96,600,125
PAGE 22
_____________________________________________________________________________________________________________________________
Retail (3.4%)
Dayton Hudson                                                                           121,600                     9,226,400
Melville                                                                                300,000                    10,350,000
Rite Aid                                                                                380,000                    10,640,000
Sears Roebuck                                                                           230,000                     8,481,250
                                                                                                               ______________
Total                                                                                                              38,697,650
_____________________________________________________________________________________________________________________________
Utilities-electric (4.7%)
Duke Power                                                                              241,200                    10,462,050
FPL Group                                                                               230,000                     9,401,250
Northern States Power of Minnesota                                                      260,000                    11,797,500
Public Service of Colorado                                                              295,000                    10,103,750
Southern Co                                                                             530,000                    12,521,250
                                                                                                               ______________
Total                                                                                                              54,285,800
_____________________________________________________________________________________________________________________________
Utilities-gas (3.1%)
Enron                                                                                   330,000                    11,055,000
Enron Global Power                                                                      430,000                     9,836,250
Tenneco                                                                                 325,000                    15,031,250
                                                                                                               ______________
Total                                                                                                              35,922,500
_____________________________________________________________________________________________________________________________
Utilities-telephone (4.2%)
BellSouth                                                                               215,000                    15,721,875
SBC Communications                                                                      290,000                    15,950,000
U S WEST                                                                                345,000                    16,258,125
                                                                                                               ______________
Total                                                                                                              47,930,000
_____________________________________________________________________________________________________________________________
Foreign (10.4%)(d)
Amcor                                                                                 1,040,000 (c)                 7,796,880
Grand Met                                                                             2,100,000                    14,765,100
Grand Met                                                                                28,574 (i)                   200,904
Hanson Inds ADR                                                                       1,030,000                    16,737,500
Repsol (SA) ADR                                                                         515,000                    16,351,250
Royal Dutch Petroleum                                                                   140,000                    17,185,000
SmithKline Beecham                                                                      270,000                    13,668,750
Tele Danmark ADR                                                                        660,000                    17,077,500
Tomkins                                                                               4,025,000                    16,023,525
                                                                                                               ______________
Total                                                                                                             119,806,409
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $855,579,050)                                                                                           $  969,389,359
_____________________________________________________________________________________________________________________________

Preferred stocks & other (6.0%)
_____________________________________________________________________________________________________________________________
Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
AK Steel Holdings
7% Cv                                                                                   185,000                     5,596,250
Alco Standard
6.50% Cv                                                                                125,650                    10,586,012
ATL Richfield
$9 Cv                                                                                   220,000 (f)                 5,610,000
Best Buy
6.50% Cv                                                                                190,000 (c)                 8,288,750
Browning Ferris
7.25% Cv                                                                                260,000                     8,645,000
COINTEL
7.00%                                                                                   120,000 (g)                 5,790,000
MFS Communication
2.68% Cv                                                                                 92,000                     3,829,500
Service Corp
3.125% Cv                                                                               190,000                    13,276,250
Sonoco Products
$2.25 Cv                                                                                120,000                     7,230,000
_____________________________________________________________________________________________________________________________
Total preferred stocks & other
(Cost: $65,077,995)                                                                                            $   68,851,762
_____________________________________________________________________________________________________________________________

PAGE 23

Bonds (1.3%)
_____________________________________________________________________________________________________________________________
Issuer                                                  Coupon       Maturity         Principal                      Value(a)
                                                          rate           year            amount
_____________________________________________________________________________________________________________________________
Mortgage-backed security (--%)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation                           9.25%          2016        $   24,320                   $    24,670
_____________________________________________________________________________________________________________________________
Industrial (1.3%)
Chemicals (0.4%)
US Filter
 Cv                                                       6.00           2005         4,000,000 (e)                 4,425,000
_____________________________________________________________________________________________________________________________
Health care services (0.4%)
Sandoz
 Cv                                                       2.00           2002         6,000,000 (e)                 5,040,000
_____________________________________________________________________________________________________________________________
Leisure time & entertainment (0.5%)
Sholodge
 Cv                                                       7.50           2004         6,000,000                     5,580,000
_____________________________________________________________________________________________________________________________
Total bonds
(Cost: $14,930,962)                                                                                               $15,069,670
_____________________________________________________________________________________________________________________________

Options purchased (0.3%)
_____________________________________________________________________________________________________________________________
Issuer                                                  Number         Exercise       Expiration                  Value(a)
                                                     of contracts        price          date
_____________________________________________________________________________________________________________________________
Put
S&P 500                                                  5,500           $575         Dec. 1995                   $ 3,712,500
_____________________________________________________________________________________________________________________________
Total options purchased
(Cost: $4,109,500)                                                                                                $ 3,712,500
_____________________________________________________________________________________________________________________________

Short-term securities (8.4%)
_____________________________________________________________________________________________________________________________
Issuer                                                              Annualized           Amount                      Value(a)
                                                                      yield on          payable
                                                                       date of               at
                                                                      purchase         maturity
_____________________________________________________________________________________________________________________________
U.S. government agency (0.5%)
Federal Home Loan Mtge Corp
Disc Note
10-11-95                                                                 5.68%      $ 6,000,000                $    5,989,642
_____________________________________________________________________________________________________________________________
Commercial paper (7.9%)
A.I. Credit
10-10-95                                                                 5.75         5,000,000                     4,992,056
Avco Financial Services
10-04-95                                                                 5.76         3,000,000                     2,998,090
BellSouth Telecommunications
10-19-95                                                                 5.73         7,700,000                     7,676,836
Campbell Soup
10-18-95                                                                 5.73         4,800,000                     4,786,320
10-25-95                                                                 5.73           600,000                       597,625
Ciesco LP
11-09-95                                                                 5.72         1,700,000                     1,689,290
Harris Bank
11-03-95                                                                 5.75         2,900,000                     2,900,000
Household Finance
10-02-95                                                                 5.75        10,600,000                    10,596,614
Metlife Funding
10-26-95                                                                 5.71         7,600,000                     7,568,823
Penney (JC) Funding
10-03-95                                                                 5.77           900,000                       899,570
Reed Elsevier
10-20-95                                                                 5.73         5,000,000 (h)                 4,984,167

PAGE 24
Southwestern Bell Capital
10-25-95                                                                 5.75         1,200,000 (h)                 1,195,250
Southwestern Bell Telephone
10-25-95                                                                 5.76         5,500,000                     5,478,153
Transamerica Finance
10-27-95                                                                 5.73         7,500,000                     7,467,937
UBS Finance
10-02-95                                                                 6.52         2,800,000                     2,798,986
United Parcel Service of America
10-20-95                                                                 5.73         7,875,000                     7,850,062
USL Capital
10-03-95                                                                 5.76         9,700,000                     9,695,376
Wachovia Bank
10-26-95                                                                 5.73         7,100,000                     7,100,000
                                                                                                               ______________
Total                                                                                                              91,275,155
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $97,264,797)                                                                                            $   97,264,797
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $1,036,962,304)(j)                                                                                      $1,154,288,088
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Security is partially or fully on loan. See Note 5 to the financial statements.
(d) Foreign security values are stated in U.S. dollars.
(e) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board of directors.
(f) ACES are automatically convertible equity securities.
(g) PRIDES -- Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(i) Identifiees issues considered to be illiquid (see Note 9 to the financial statements).
Information concerning such security holdings at Sept. 30, 1995, is as follows:

                         Acquisition
Security                        date                   Cost
__________________________________________________________________________________________
Grand Met                   07-17-95               $184,211

(j) At Sept. 30, 1995, the cost of securities for federal income tax purposes was $1,036,007,632 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                        $128,690,680
Unrealized depreciation                                                         (10,410,224)
___________________________________________________________________________________________
Net unrealized appreciation                                                    $118,280,456
___________________________________________________________________________________________

PAGE 25
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

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IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head
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PAGE 27
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers
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PAGE 28
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

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IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower
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PAGE 29
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.
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PAGE 30
Federal income tax information

IDS Diversified Equity Income Fund
___________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Diversified Equity Income Fund
Fiscal year ended Sept. 30, 1995

Class A
Income distributions taxable as dividend income, 83.43% qualifying for deduction by corporations.

Payable date            Per share

Dec. 29, 1994           $0.30194
March 29, 1995           0.06898
June 27, 1995            0.06049
Sept. 27, 1995           0.06612

Total                   $0.49753

Capital gain distribution taxable as long-term capital gain.

Payable date            Per share

Dec. 29, 1994           $0.10272

Total distributions     $0.60025

The distribution of $0.40466 per share, payable Dec. 29, 1994, consisted of $0.09653 derived from net investment income, $0.20541 from net short-term capital gains (a total of $0.30194 taxable as dividend income) and $0.10272 from net long-term capital gains.

Class B
Income distributions taxable as dividend income, 83.43% qualifying for deduction by corporations.

Payable date            Per share

March 29, 1995          $0.06825
June 27, 1995            0.04691
Sept. 27, 1995           0.05162

Total distributions     $0.16678

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PAGE 31
Class Y
Income distributions taxable as dividend income, 83.43% qualifying for deduction by corporations.

Payable date            Per share

March 29, 1995          $0.06929
June 27, 1995            0.06348
Sept. 27, 1995           0.06967

Total distributions     $0.20244
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PAGE 32

Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Diversified Equity Income Fund
IDS Tower 10
Minneapolis, MN  55440-0010